                          ============================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 MARCH 13, 2002



                      AAMES CAPITAL ACCEPTANCE CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2002-1

             (Exact name of Registrant as specified in its charter)
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                     DELAWARE                                333-54184                             95-4619902
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          (State or other jurisdiction of              (Commission file                 (I.R.S. employer identification no.)
                   incorporation)                           number)

        350 SOUTH GRAND AVENUE, 40TH FLOOR
              LOS ANGELES, CALIFORNIA                                                                 90071
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    (Address of principal executive offices)                                                       (ZIP Code)

                                                          (323) 210-5000
                                                    -----------------------------
                                       Registrant's telephone number, including area code

                                                                N/A
                                                    -----------------------------
                                     (Former name or former address, if changed since last report)

                                           --------------------------------------------------


Item 5.  Other Events
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Filing of Computational Materials.
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         This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., as an underwriter, in connection with the issuance by Aames Mortgage Trust 2002-1 of Mortgage Pass-Through Certificates, Series 2002-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the SEC in response to the request of the Public Securities Association dated May 24, 1994, and supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association. Some or all of the Computational Materials were also distributed by Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, other underwriters; the legend which such underwriters placed on the Computational Materials is attached hereto as Exhibit 99.3 and 99.4.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1     Computational Materials.

       99.2     Legend of Lehman Brothers Inc. for Computational Materials.

       99.3 Legend of Morgan Stanley & Co. Incorporated for Computational Materials.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AAMES CAPITAL ACCEPTANCE CORPORATION

                                        By:      /s/ Rick Holguin
                                        ----------------------------------------
                                                 Rick Holguin
                                                 Vice President




Dated:  March 13, 2002

                                  EXHIBIT INDEX

Exhibit
-------

 99.1        Original Computational Materials.

 99.2        Legend of Lehman Brothers Inc..

 99.3        Legend of Morgan Stanley & Co. Incorporated for Computational
             Materials.